UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8721

Name of Fund:  Merrill Lynch Global Technology Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Technology Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/04 - 09/30/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Global Technology
Fund, Inc.


Semi-Annual Report
September 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Global Technology Fund, Inc.



Portfolio Information as of September 30, 2004


                                               Percent of
                                                 Total
Industry Classification                       Investments

Semiconductors                                    14.5%
Computer Storage & Peripherals                     6.8
Systems Software                                   6.3
Electronic Equipment & Instruments                 6.2
Telecommunications Equipment                       6.0
Computer Hardware                                  5.5
Application Software                               5.5
Communications Equipment                           3.8
Internet                                           3.6
Media                                              3.5
Data Processing                                    3.0
Optical Components & Networking                    2.6
Semiconductors & Semiconductor Equipment           2.3
Commercial Services & Supplies                     2.3
Internet Software & Services                       1.9
Wireless Telecommunications Services               1.9
Networking Equipment                               1.7
Information Technology                             1.2
Telephone                                          1.1
Communications                                     1.1
Computer Peripherals                               0.9
Electronics                                        0.8
Household Durables                                 0.7
Audio/Video Products                               0.6
Internet Retail                                    0.5
Electrical Products                                0.5
Computer Systems                                   0.5
Financial Services                                 0.5
Personal Computers                                 0.4
Computer Services                                  0.2
Other*                                            13.6

* Includes portfolio holdings in options and short-term investments.


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

EMC Corporation                                    4.1%
Microsoft Corporation                              3.9
Intel Corporation                                  3.4
Flextronics International Ltd.                     3.3
Corning Incorporated                               3.0
Dell Inc.                                          2.9
Samsung Electronics                                2.7
Nokia Oyj 'A' (ADR)                                2.7
Cisco Systems, Inc.                                2.7
Monster Worldwide Inc.                             2.6



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



A Letter From the President


Dear Shareholder

For the 12 months ended September 30, 2004, the U.S. stock market, as measured by the Standard & Poor's 500 (S&P 500) Index, returned +13.87%. The Morgan Stanley Capital International (MSCI) World Index, which measures the performance of equity markets in 23 developed nations around the world, returned +17.10% for the same 12-month period. Returns over the past six months were not as favorable, with the S&P 500 Index returning -.18% and the MSCI World Index returning -.14% as of September 30, 2004.

The relative weakness over the past six months may be attributed to investor concern over global interest rates, which have entered a tightening cycle in certain areas; oil and commodity prices, with oil reaching $50 per barrel levels; and geopolitical stress, including continued tensions in Iraq and the ever-present threat of terrorism.

For the most part, however, equity markets have been supported by improving economies in important areas around the globe. In the United States, the Federal Reserve Board (the Fed) recently increased the target interest rate from 1% to 1.75% in three separate moves. This represents a shift from a long-run accommodative monetary stance, and an indication from the Fed that the U.S. economy is strengthening.

China has recorded a remarkable rate of economic expansion, which has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat, but still expand at a rate of approximately 7% in 2004 (compared to 9.8% in 2003). Japan, in the meantime, could register growth of 4% this year after 13 years of sluggish economic activity. Other Asian economies, such as that of South Korea, Malaysia, Singapore, Taiwan and Thailand, appear primed for growth in the area of 5% - 6%. While economic expansion has not been as swift in Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration could provide long-term economic benefits.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



A Discussion With Your Fund's Portfolio Managers


We reduced the Fund's exposure to higher-risk, smaller-capitalization stocks in an effort to position the portfolio for a more muted growth environment for technology stocks.


How did the Fund perform during the period in light of the existing market conditions?

It was a difficult six months for technology investors, as reflected in the performance of the Fund and its technology benchmarks. For the six-month period ended September 30, 2004, Merrill Lynch Global Technology Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of -16.84%, -17.07%, -17.10%, -16.62% and
-16.89%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) These results fell short of the -.18% return of the benchmark Standard & Poor's 500 Index and the -11.32% average return of the Lipper Science and Technology Funds category for the same period. (Funds in this Lipper category invest primarily in science and technology stocks.) The Fund also underperformed its composite index, a blended universe of the Goldman Sachs Technology Composite Index and the Morgan Stanley Capital International World Information Technology Index, which returned -10.11% for the same six-month period.

The weakness in the technology sector was in stark contrast to 2003, when earnings estimates and investor expectations were low and technology stocks were in the early phase of a cyclical upturn. As this recovery progressed into 2004, investors mistakenly anticipated a return to robust secular growth, and earnings expectations rose higher than was warranted. Technology valuations ultimately peaked in January, then gave back some of their gains as we headed into spring.

As the six-month reporting period began in April, it appeared the market may have priced in legitimate concerns about the technology sector, and we positioned the portfolio to benefit from a continued cyclical recovery. However, it became more evident that investors' optimism was ahead of reality and that technology stocks were entering a more muted expansion phase.

While the Fund's procyclical bias hurt performance as technology stocks moved lower, we sought to reduce the Fund's aggressive stance between May and July by trimming some of our largest individual holdings. We also reduced overweight positions in cyclical industries, such as software and semiconductors, two significant detractors throughout the past six months. The goal was to position the Fund for a more subdued global market environment, and performance improved considerably in the last months of the period.

Over the past six months, subsectors that detracted most from performance were software and semiconductors. On an individual stock basis, results were hindered by our positions in chipmaker Agere Systems Inc., customer-relationship software maker Siebel Systems, Inc. and data-management software maker VERITAS Software Corporation. Underweight positions in Qualcomm Communications, a maker of technology found in communications equipment, and eBay Inc., the dominant online auction house, also hurt results.

On the positive side, relative performance benefited from our investments in information technology (IT) services and an underweight position in semiconductor equipment. Stocks that contributed most to performance included Digital River, Inc., an e-commerce firm; Cognizant Technology Solutions Corporation, a software solutions provider; CACI International, a government technology contractor; and Comverse Technology, Inc., which provides software and systems for telecommunications companies. Performance also benefited from an underweight position in Nokia Oyj, the world's leading mobile phone manufacturer.


What changes were made to the portfolio during the period?

As mentioned earlier, we significantly reduced our positions in the software and semiconductor subsectors. The second quarter of 2004 was difficult for software companies, as the economy cooled and corporate spending on large-scale enterprise software licenses was much more muted than expected. For semiconductor companies, we anticipated that business conditions were set to worsen in the second half of 2004 and into 2005, leading us to reduce the Fund's exposure to the group. In addition, we generally reduced the Fund's exposure to higher-risk, higher-volatility, smaller-capitalization stocks. These holdings performed very well when the economic recovery was robust, but did not fare as well in the more tepid business environment.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



The largest additions to the portfolio in the past six months included Flextronics International Ltd., a Singapore-based contract electronics manufacturer; Ask Jeeves, Inc., a search engine provider; Check Point Software Technologies Ltd., an Israeli network-security software maker; Maxim Integrated Products, Inc., a diversified semiconductor manufacturer; and Paychex, Inc., which provides payroll-processing services. The most significant reductions during the period included software makers Computer Associates International Inc., SAP AG (based in Germany) and Mercury Interactive Corporation; IT consulting firm Computer Sciences Corporation; and Canadian communications-equipment manufacturer Nortel Networks Corporation.


How would you characterize the Fund's position at the close of the period?

As of September 30, 2004, the Fund had net assets of $453 million. Approximately 80% of the portfolio's net assets was invested in North American stocks, with Asian and European stocks comprising approximately 15% of net assets. At period end, the Fund's largest subsector weightings, in absolute terms, were in communications equipment, at approximately 20% of net assets, and computers and peripherals, at about 16%. In relative terms, neither represented a dramatic over- or underweighting compared to the Fund's composite benchmark.

The technology landscape has normalized following the strong cyclical recovery of 2003, allowing us to identify several investment themes that we are seeking to take advantage of in the portfolio. The first is the emergence of satellite radio, which we believe will continue to take listeners and profits from traditional radio. Investments in this area include two leading satellite radio companies, Sirius Satellite Radio Inc. and XM Satellite Radio Holdings Inc. A second theme centers on the return of job growth in the United States, a trend we believe would benefit companies such as Monster Worldwide, Inc., an advertising recruitment company, and payroll processor Paychex. Third, we have seen dramatic growth in the use of flat-panel computer, television and electronics displays - a development we believe has reached a pivotal and interesting point for investment. Key investments in this area include Asian flat-panel screen manufacturers Samsung Electronics, LG Phillips LCD Co., Ltd. and AU Optronics Corp., as well as U.S.-based Corning Incorporated, the world's leading glass supplier.

Outside of these themes, we continue to employ a "bottom-up" approach to security selection, constructing the portfolio one stock at a time. Our strategy seeks to balance risk and reward by emphasizing company fundamentals, valuations and expectations. Should the market continue on its choppy course, our bottom-up approach may lead to higher portfolio turnover than would otherwise be the case. Given that upward moves in the technology market have been swift and sharp, we will attempt to capitalize on opportunities while carefully managing risk.

Macro concerns over terrorism and high oil prices likely will continue to weigh on the market. At the same time, structural problems created in the wake of the 2000 market bubble also are likely to persist. Specifically, there are too many well-capitalized technology companies chasing too few business opportunities. As such, we are prepared for two potential scenarios. On the one hand, we may encounter a market reminiscent of the 1970s, in which the technology sector failed to generate much momentum and faced a series of sharp rallies and sell-offs. In such an environment, we would seek to capture gains for shareholders through effective trading moves. Alternately, technology companies are working through excess inventories and, should global economic growth accelerate in 2005, we could return to a technology market more suited to long-term investing.

In summary, we are cautiously optimistic about the prospects for technology stocks overall. Nevertheless, we are quite positive on our ability to assemble a portfolio of high-quality growth companies trading at attractive valuations, as we seek to achieve solid returns for our shareholders.


Robert Zidar
Co-Portfolio Manager


Dominic Vignola
Co-Portfolio Manager


October 12, 2004



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                         6-Month          12-Month       Since Inception
As of September 30, 2004                               Total Return     Total Return       Total Return
ML Global Technology Fund, Inc.--Class A Shares*          -16.84%          - 6.41%           -33.73%
ML Global Technology Fund, Inc.--Class B Shares*          -17.07           - 7.13            -36.96
ML Global Technology Fund, Inc.--Class C Shares*          -17.10           - 7.14            -37.07
ML Global Technology Fund, Inc.--Class I Shares*          -16.62           - 6.05            -32.62
ML Global Technology Fund, Inc.--Class R Shares*          -16.89           - 6.30            +27.03
S&P 500 R Index**                                         - 0.18           +13.87          +7.83/+26.48

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are from 6/26/98 for Class A, Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares.

** This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total returns are from 6/26/98 and 1/03/03.

    S&P 500 is a trademark of the McGraw-Hill Companies.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/04                  - 6.41%          -11.33%
Five Years Ended 9/30/04                -16.47           -17.37
Inception (6/26/98)
through 9/30/04                         - 6.36           - 7.16

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/04                  - 7.13%          -10.85%
Five Years Ended 9/30/04                -17.14           -17.47
Inception (6/26/98)
through 9/30/04                         - 7.10           - 7.10

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/04                  - 7.14%          - 8.07%
Five Years Ended 9/30/04                -17.17           -17.17
Inception (6/26/98)
through 9/30/04                         - 7.13           - 7.13

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 9/30/04                  - 6.05%          -10.98%
Five Years Ended 9/30/04                -16.25           -17.15
Inception (6/26/98)
through 9/30/04                         - 6.11           - 6.91

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                           Return

One Year Ended 9/30/04                                   - 6.30%
Inception (1/03/03) through 9/30/04                      +14.74



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2004 and held through September 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight share-holders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                                           Ending       During the Period*
                                                       Beginning       Account Value     April 1, 2004 to
                                                     Account Value     September 30,      September 30,
                                                     April 1, 2004          2004               2004
Actual

Class A                                                  $1,000          $  831.60            $ 8.77
Class B                                                  $1,000          $  829.30            $12.57
Class C                                                  $1,000          $  829.00            $12.79
Class I                                                  $1,000          $  833.80            $ 7.63
Class R                                                  $1,000          $  831.10            $10.05

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,015.49            $ 9.65
Class B                                                  $1,000          $1,011.33            $13.82
Class C                                                  $1,000          $1,011.08            $14.07
Class I                                                  $1,000          $1,016.75            $ 8.39
Class R                                                  $1,000          $1,014.09            $11.06

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.91% for Class A, 2.74% for Class B, 2.79% for Class C, 1.66% for Class I and 2.19% for Class R),
   multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Schedule of Investments                                                                                   (in U.S. dollars)

Country         Industry++++         Shares Held    Common Stocks                                                  Value
Bermuda--1.0%   Semiconductors--1.0%     174,800  ++Marvell Technology Group Ltd.                             $   4,567,524

                                                    Total Common Stocks in Bermuda                                4,567,524


Canada--2.1%    Electronic Equipment     533,100  ++Celestica Inc.                                                6,770,370
                & Instruments--1.5%

                Wireless                 155,550  ++Sierra Wireless                                               2,768,790
                Telecommunication
                Services--0.6%

                                                    Total Common Stocks in Canada                                 9,539,160


Finland--2.6%   Telecommunications       860,400    Nokia Oyj 'A' (ADR)*                                         11,804,688
                Equipment--2.6%

                                                    Total Common Stocks in Finland                               11,804,688


Germany--1.3%   Application              150,000    SAP AG (Systeme, Anwendungen, Produkte in der
                Software--1.3%                      Datenverarbeitung) (ADR)*                                     5,842,500

                                                    Total Common Stocks in Germany                                5,842,500


Israel--1.4%    Systems Software--1.4%   369,300  ++Check Point Software Technologies Ltd.                        6,267,021

                                                    Total Common Stocks in Israel                                 6,267,021


Japan--0.7%     Household                245,000    Sharp Corporation                                             3,369,959
                Durables--0.7%

                                                    Total Common Stocks in Japan                                  3,369,959


Singapore--3.2% Electronic Equipment   1,098,400  ++Flextronics International Ltd.                               14,553,800
                & Instruments--3.2%

                                                    Total Common Stocks in Singapore                             14,553,800


South           Computer Systems--0.5%   150,400  ++LG Philips LCD Co., Ltd. (ADR)*                               2,278,560
Korea--3.7%
                Electrical                41,200    LG Electronics Inc.                                           2,368,598
                Products--0.5%

                Semiconductors--2.7%      30,000    Samsung Electronics                                          11,932,262

                                                    Total Common Stocks in South Korea                           16,579,420


Sweden--1.3%    Communications           189,600    Telefonaktiebolaget LM Ericsson (Sponsored ADR)*              5,923,104
                Equipment--1.3%

                                                    Total Common Stocks in Sweden                                 5,923,104


Taiwan--0.9%    Electronics--0.9%        338,000    AU Optronics Corp. (ADR)*                                     4,231,760

                                                    Total Common Stocks in Taiwan                                 4,231,760


United          Application              217,100  ++Amdocs Limited                                                4,739,293
States--77.4%   Software--4.8%           230,000  ++Citrix Systems, Inc.                                          4,029,600
                                         270,000  ++Quest Software, Inc.                                          3,002,400
                                       1,300,000  ++Siebel Systems, Inc.                                          9,802,000
                                                                                                              -------------
                                                                                                                 21,573,293

                Audio/Video              158,617  ++Digital Theater Systems Inc.                                  2,894,760
                Products--0.6%

                Commercial Services      462,000  ++Monster Worldwide Inc.                                       11,383,680
                & Supplies--2.5%

                Communications--1.2%     400,800  ++Avaya Inc.                                                    5,587,152

                Communications           530,000  ++Arris Group Inc.                                              2,766,600
                Equipment--2.9%          547,300  ++Comverse Technology, Inc. (c)                                10,305,659
                                                                                                              -------------
                                                                                                                 13,072,259

                Computer                 357,500  ++Dell Inc.                                                    12,727,000
                Hardware--6.1%            80,100    International Business Machines Corporation                   6,867,774
                                       1,470,000  ++Sun Microsystems, Inc.                                        5,938,800
                                         182,000    Xyratex Ltd.                                                  2,120,300
                                                                                                              -------------
                                                                                                                 27,653,874

                Computer                  11,700  ++Apple Computer, Inc.                                            453,375
                Peripherals--1.0%        132,100  ++SanDisk Corporation (c)                                       3,846,752
                                                                                                              -------------
                                                                                                                  4,300,127


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++++         Shares Held    Common Stocks                                                  Value
United States   Computer                  45,000  ++Kanbay International Inc.                                 $     956,700
(continued)     Services--0.2%

                Computer Storage &     1,555,600  ++EMC Corporation                                              17,951,624
                Peripherals--7.5%        209,000  ++Electronics for Imaging, Inc.                                 3,394,160
                                          60,000  ++Lexmark International, Inc. (Class A)                         5,040,600
                                         454,300  ++Maxtor Corporation (c)                                        2,362,360
                                         412,800  ++Seagate Technology                                            5,581,056
                                                                                                              -------------
                                                                                                                 34,329,800

                Data Processing          154,700    Global Payments Inc.                                          8,284,185
                Services--3.3%           227,600    Paychex, Inc.                                                 6,862,140
                                                                                                              -------------
                                                                                                                 15,146,325

                Electronic Equipment     126,800  ++Agilent Technologies, Inc.                                    2,735,076
                & Instruments--2.1%      376,200  ++Merix Corporation                                             3,897,432
                                         425,000  ++Sanmina--SCI Corporation                                      2,996,250
                                                                                                              -------------
                                                                                                                  9,628,758

                Financial Services--     121,500  ++Euronet Worldwide, Inc.                                       2,274,480
                Other--0.5%

                Information              149,000    Automatic Data Processing, Inc.                               6,156,680
                Technology--1.4%

                Internet--4.0%            66,482  ++Aladdin Knowledge Systems                                     1,489,263
                                         294,100  ++Ask Jeeves, Inc.                                              9,620,011
                                         185,700  ++Digital River, Inc.                                           5,530,146
                                         212,800  ++Netegrity, Inc.                                               1,598,128
                                                                                                              -------------
                                                                                                                 18,237,548

                Internet Retail--0.6%     29,700  ++eBay Inc.                                                     2,730,618

                Internet Software &       61,500  ++FindWhat.com                                                  1,151,895
                Services--2.2%           715,100  ++Opsware, Inc.                                                 4,011,711
                                         476,700  ++RealNetworks, Inc.                                            2,221,422
                                          69,100  ++Yahoo! Inc.                                                   2,343,181
                                                                                                              -------------
                                                                                                                  9,728,209

                Media--3.9%              368,500  ++CNET Networks, Inc.                                           3,371,775
                                         250,200  ++IAC/InterActiveCorp (c)                                       5,509,404
                                       1,120,500  ++Sirius Satellite Radio Inc. (c)                               3,585,600
                                         170,500  ++XM Satellite Radio Holdings Inc. (Class A) (c)                5,288,910
                                                                                                              -------------
                                                                                                                 17,755,689

                Networking             1,070,000  ++Brocade Communications Systems, Inc. (c)                      6,045,500
                Equipment--1.9%           76,500  ++F5 Networks, Inc.                                             2,330,190
                                                                                                              -------------
                                                                                                                  8,375,690

                Optical Components     1,184,300  ++Corning Incorporated                                         13,122,044
                & Networking--2.9%

                Personal                 395,200  ++Gateway Inc.                                                  1,956,240
                Computers--0.4%

                Semiconductors--12.4%    350,000  ++Advanced Micro Devices, Inc. (c)                              4,550,000
                                         250,000  ++Altera Corporation                                            4,892,500
                                         123,900    Analog Devices, Inc.                                          4,804,842
                                         317,900  ++Broadcom Corporation (Class A)                                8,675,491
                                         644,700  ++Cisco Systems, Inc.                                          11,669,070
                                         740,000    Intel Corporation                                            14,844,400
                                         550,000  ++Micron Technology, Inc.                                       6,616,500
                                                                                                              -------------
                                                                                                                 56,052,803

                Semiconductors &          50,000  ++Cymer, Inc.                                                   1,433,000
                Semiconductor            170,000    Maxim Integrated Products, Inc.                               7,189,300
                Equipment--2.6%          214,300  ++OmniVision Technologies, Inc.                                 3,032,345
                                                                                                              -------------
                                                                                                                 11,654,645

                Software--0.0%             2,493  ++Intellisync Corporation                                           5,235


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++++         Shares Held    Common Stocks                                                  Value
United States   Systems                  609,300    Microsoft Corporation                                     $  16,847,145
(concluded)     Software--5.6%           370,000  ++Oracle Corporation                                            4,173,600
                                         255,400  ++VERITAS Software Corporation (c)                              4,546,120
                                                                                                              -------------
                                                                                                                 25,566,865

                Telecommunications       687,500  ++JDS Uniphase Corporation                                      2,316,875
                Equipment--4.1%        1,750,000  ++Lucent Technologies Inc.                                      5,547,500
                                         330,000    Motorola, Inc.                                                5,953,200
                                         177,700    Scientific-Atlanta, Inc.                                      4,605,984
                                                                                                              -------------
                                                                                                                 18,423,559

                Telephone--1.2%          246,400    Adtran, Inc.                                                  5,588,352

                Wireless                 275,000  ++Nextel Communications, Inc. (Class A)                         6,556,000
                Telecommunication
                Services--1.5%

                                                    Total Common Stocks in the United States                    350,711,385

                                                    Total Investments in Common Stocks
                                                    (Cost--$470,172,787)--95.6%                                 433,390,321


                                                    Other Interests
United          Software--0.0%            84,616    Intellisync Corporation (Escrowed)***                           159,924
States--0.0%
                                                    Total Investments in Other Interests
                                                    (Cost--$240,155)--0.0%                                          159,924


                                            Face
                                          Amount    Short-Term Securities
                U.S. Government                     U.S. Treasury Bills:
                Obligations--6.5%   $ 12,515,000       1.633% due 12/16/2004                                     12,472,174
                                       5,300,000       1.675% due 12/23/2004                                      5,279,754
                                      11,900,000       1.685% due 12/30/2004                                     11,849,187
                                                                                                              -------------
                                                                                                                 29,601,115


                                      Beneficial
                                        Interest
                                    $  8,178,174    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                    Series I (a)                                                  8,178,174
                                      29,419,600    Merrill Lynch Liquidity Series, LLC Money Market
                                                    Series I (a)(b)                                              29,419,600
                                                                                                              -------------
                                                                                                                 37,597,774

                                                    Total Investments in Short-Term Securities
                                                    (Cost--$67,198,354)--14.8%                                   67,198,889


                                       Number of
                Options                Contracts    Options Purchased
                Call Options               2,000    Microsoft Corporation, expiring October 2004 at
                Purchased--0.0%                     USD 30, Broker Citigroup Global Markets                          10,000
                                           1,000    Microsoft Corporation, expiring October 2004 at
                                                    USD 30, Broker Deutsche Bank A.G.                                 5,000
                                                                                                              -------------
                                                                                                                     15,000

                Put Options                3,150    Advanced Micro Devices, Inc., expiring November 2004
                Purchased--0.2%                     at USD 11, Broker Credit Suisse First Boston                     63,000
                                           1,430    Broadcom Corporation (Class A), expiring November 2004
                                                    at USD 25, Broker UBS Warburg                                   178,750
                                           1,430    Broadcom Corporation (Class A), expiring November 2004
                                                    at USD 25, Broker Citigroup Global Market                       178,750


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

                                       Number of
                Options                Contracts    Options Purchased                                              Value
                Put Options Purchased      1,107    Check Point Software Technologies Ltd., expiring
                (concluded)                         November 2004 at USD 17.5, Broker Morgan Stanley          $     160,515
                                           2,542    Flextronics International Ltd., expiring October
                                                    2004 at USD 10, Broker Morgan Stanley                            12,710
                                           2,000    Flextronics International, Ltd., expiring October
                                                    2004 at USD 10, Broker UBS Warburg                               10,000
                                             726    Maxim Integrated Products, Inc., expiring November
                                                    2004 at USD 35, Broker Citigroup Global Markets                  29,040
                                             850    Scientific-Atlanta, Inc., expiring December 2004 at
                                                    USD 25, Broker UBS Warburg                                      131,750
                                             850    XM Satellite Radio Holdings Inc. (Class A), expiring
                                                    November 2004 at USD 30, Broker Credit Suisse First
                                                    Boston                                                          148,750
                                                                                                              -------------
                                                                                                                    913,265

                                                    Total Options Purchased
                                                    (Premiums Paid--$1,496,287)--0.2%                               928,265

                                                    Total Investments (Cost--$539,107,583)--110.6%              501,677,399


                                                    Options Written
                Call Options               2,400    Altera Corporation, expiring December 2004 at
                Written--0.1%                       USD 20, Broker Goldman Sachs                                  (360,000)
                                           2,572    Monster Worldwide Inc., expiring December 2004 at
                                                    USD 30, Broker Citigroup Global Markets                       (128,600)
                                           1,428    Monster Worldwide Inc., expiring December 2004 at
                                                    USD 30, Broker Goldman Sachs                                   (71,400)

                                                    Total Options Written
                                                    (Premiums Received--$635,557)--0.1%                           (560,000)

                Total Investments, Net of Options Written (Cost--$538,472,026**)--110.5%                        501,117,399
                Liabilities in Excess of Other Assets--(10.5)%                                                 (47,648,896)
                                                                                                              -------------
                Net Assets--100.0%                                                                            $ 453,468,503
                                                                                                              =============

  ++ Non-income producing security.

++++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

   * American Depositary Receipts (ADR).

  ** The cost and unrealized appreciation/depreciation of investments, net of options written, as of September 30, 2004 as computed for federal income tax purposes were as follows:

     Aggregate cost, net of options written          $   544,487,823
                                                     ===============
     Gross unrealized appreciation                   $    12,306,182
     Gross unrealized depreciation                      (55,676,606)
                                                     ---------------
     Net unrealized depreciation                     $  (43,370,424)
                                                     ===============


 *** Other interests represent beneficial interest in liquidation trust and other reorganization entities and are non-income producing.

 (a) Investments in companies considered to be an affiliate of the Fund
     (such companies are defined as "Affiliated Companies" in Section
     2(a)(3) of the Investment Company Act of 1940) were as follows:


                                                           Interest/
                                               Net          Dividend
     Affiliate                               Activity         Income

     Merrill Lynch Liquidity Series,
        LLC Cash Sweep Series I           $ (1,361,390)     $ 83,347
     Merrill Lynch Liquidity Series,
        LLC Money Market Series           $(59,993,600)     $ 32,536
     Merrill Lynch Premier
        Institutional Fund                 (29,804,400)     $  4,377


 (b) Security was purchased with cash proceeds from securities loans.

 (c) Security, or portion of securities, is on loan.

     Uncovered short sales entered into as of September 30, 2004 were as follows:


     Shares                    Issue                           Value

      100,000    M-Systems Flash Disk Pioneer Ltd.    $  (1,652,000)
      100,000    Microchip Technology Inc.               (2,684,000)
      324,800    NASDAQ 100                             (11,416,720)
       30,000    Qualcomm Inc.                           (1,171,200)
                                                      --------------
     Total (Proceeds--$16,767,434)                    $ (16,923,920)
                                                      ==============

     See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Statement of Assets and Liabilities

As of September 30, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $27,780,712) (identified cost--$500,013,522)                                           $   463,151,360
           Investments in affiliated securities, at value (identified cost--$37,597,774)                         37,597,774
           Options purchased, at value (premiums paid--$1,496,287)                                                  928,265
           Receivables:
               Securities sold                                                            $    17,257,623
               Short sales                                                                      4,244,215
               Capital shares sold                                                                516,379
               Dividends                                                                           49,876
               Interest from affiliates                                                            14,711
               Securities lending--net                                                              7,174        22,089,978
                                                                                          ---------------
           Prepaid expenses and other assets                                                                        138,231
                                                                                                            ---------------
           Total assets                                                                                         523,905,608
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             29,419,600
           Common stock sold short, at value (proceeds--$16,767,434)                                             16,923,920
           Options written, at value (premiums received--$635,557)                                                  560,000
           Payables:
               Securities purchased                                                            16,741,756
               Custodian bank                                                                   4,137,501
               Capital shares redeemed                                                          1,827,156
               Other affiliates                                                                   411,061
               Distributor                                                                        185,312
               Options purchased                                                                  154,035
               Investment adviser                                                                  74,209        23,531,030
                                                                                          ---------------
           Other liabilities                                                                                          2,555
                                                                                                            ---------------
           Total liabilities                                                                                     70,437,105
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   453,468,503
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $     1,311,890
           Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                          2,543,917
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            791,688
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          2,520,857
           Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                             13,502
           Paid-in capital in excess of par                                                                   1,749,907,981
           Accumulated investment loss--net                                               $   (4,930,696)
           Accumulated realized capital losses--net                                       (1,261,178,699)
           Unrealized depreciation--net                                                      (37,511,937)
                                                                                          ---------------
           Total accumulated losses--net                                                                    (1,303,621,332)
                                                                                                            ---------------
           Net Assets                                                                                       $   453,468,503
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $84,265,674 and 13,118,902 shares outstanding                    $          6.42
                                                                                                            ===============
           Class B--Based on net assets of $155,708,631 and 25,439,167 shares outstanding                   $          6.12
                                                                                                            ===============
           Class C--Based on net assets of $48,358,621 and 7,916,881 shares outstanding                     $          6.11
                                                                                                            ===============
           Class I--Based on net assets of $164,291,817 and 25,208,568 shares outstanding                   $          6.52
                                                                                                            ===============
           Class R--Based on net assets of $843,760 and 135,021 shares outstanding                          $          6.25
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Statement of Operations

For the Six Months Ended September 30, 2004
Investment Income

           Dividends (net of $75,004 foreign withholding tax)                                               $       672,160
           Interest (including $83,347 from affiliates)                                                              97,969
           Securities lending--net                                                                                   36,913
                                                                                                            ---------------
           Total income                                                                                             807,042
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     2,596,290
           Account maintenance and distribution fees--Class B                                     916,288
           Transfer agent fees--Class B                                                           469,723
           Transfer agent fees--Class I                                                           403,143
           Professional fees                                                                      323,278
           Account maintenance and distribution fees--Class C                                     276,780
           Transfer agent fees--Class A                                                           203,564
           Transfer agent fees--Class C                                                           155,489
           Account maintenance fees--Class A                                                      117,247
           Accounting services                                                                    104,268
           Printing and shareholder reports                                                        46,445
           Custodian fees                                                                          39,285
           Registration fees                                                                       30,264
           Directors' fees and expenses                                                            22,635
           Pricing fees                                                                             3,124
           Account maintenence and distribution fees--Class R                                       2,041
           Transfer agent fees--Class R                                                             1,848
           Other                                                                                   26,026
                                                                                          ---------------
           Total expenses                                                                                         5,737,738
                                                                                                            ---------------
           Investment loss--net                                                                                 (4,930,696)
                                                                                                            ---------------

Realized & Unrealized Loss--Net

           Realized losson:
               Investments--net                                                              (21,206,761)
               Foreign currency transactions--net                                                (74,628)      (21,281,389)
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                              (75,472,368)
               Foreign currency transactions--net                                                 (1,226)      (75,473,594)
                                                                                          ---------------   ---------------
           Total realized and unrealized loss--net                                                             (96,754,983)
                                                                                                            ---------------
           Net Decrease in Net Assets Resulting from Operations                                             $ (101,685,679)
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Statements of Changes in Net Assets

                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                          September 30,       March 31,
Increase (Decrease) in Net Assets:                                                             2004              2004
Operations

           Investment loss--net                                                           $   (4,930,696)   $  (11,674,787)
           Realized gain (loss)--net                                                         (21,281,389)       113,673,969
           Change in unrealized appreciation/depreciation--net                               (75,473,594)       173,261,357
                                                                                          ---------------   ---------------
           Net increase (decrease) in net assets resulting from operations                  (101,685,679)       275,260,539
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets from capital share transactions                        (64,841,985)     (106,258,288)
                                                                                          ---------------   ---------------

Redemption Fees

           Redemption fees                                                                          2,154                --
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                          (166,525,510)       169,002,251
           Beginning of period                                                                619,994,013       450,991,762
                                                                                          ---------------   ---------------
           End of period*                                                                 $   453,468,503   $   619,994,013
                                                                                          ===============   ===============
               * Accumulated investment loss--net                                         $   (4,930,696)                --
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Financial Highlights
                                                                                      Class A
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                            September 30,          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $     7.72   $     4.72   $     7.99   $     9.81   $    29.68
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net***                                (.05)        (.11)        (.09)        (.12)        (.16)
           Realized and unrealized gain (loss)--net              (1.25)         3.11       (3.18)       (1.70)      (18.89)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                      (1.30)         3.00       (3.27)       (1.82)      (19.05)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain--net                                                 --           --           --           --        (.82)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     6.42   $     7.72   $     4.72   $     7.99   $     9.81
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                (16.84%)++       63.56%     (40.93%)     (18.55%)     (65.88%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.91%*        1.85%        1.94%        1.67%        1.41%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                (1.60%)*      (1.56%)      (1.55%)      (1.30%)       (.78%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   84,266   $  108,969   $   73,949   $  142,697   $  176,188
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    89.87%      120.50%       78.42%      165.34%      122.11%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Financial Highlights (continued)
                                                                                      Class B
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                            September 30,          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $     7.38   $     4.55   $     7.78   $     9.62   $    29.28
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net***                                (.08)        (.16)        (.13)        (.19)        (.33)
           Realized and unrealized gain (loss)--net              (1.18)         2.99       (3.10)       (1.65)      (18.58)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                      (1.26)         2.83       (3.23)       (1.84)      (18.91)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain--net                                                 --           --           --           --        (.75)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     6.12   $     7.38   $     4.55   $     7.78   $     9.62
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                (17.07%)++       62.20%     (41.52%)     (19.13%)     (66.16%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              2.74%*        2.68%        2.78%        2.47%        2.18%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                (2.43%)*      (2.39%)      (2.41%)      (2.10%)      (1.55%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  155,709   $  224,281   $  181,756   $  474,172   $  702,671
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    89.87%      120.50%       78.42%      165.34%      122.11%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Financial Highlights (continued)
                                                                                      Class C
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                            September 30,          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $     7.37   $     4.55   $     7.77   $     9.62   $    29.28
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net***                                (.08)        (.16)        (.13)        (.19)        (.33)
           Realized and unrealized gain (loss)--net              (1.18)         2.98       (3.09)       (1.66)      (18.58)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                      (1.26)         2.82       (3.22)       (1.85)      (18.91)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain--net                                                 --           --           --           --        (.75)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     6.11   $     7.37   $     4.55   $     7.77   $     9.62
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                (17.10%)++       61.98%     (41.44%)     (19.23%)     (66.16%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              2.79%*        2.73%        2.85%        2.51%        2.19%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                (2.48%)*      (2.44%)      (2.48%)      (2.14%)      (1.56%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   48,359   $   66,594   $   50,295   $  123,955   $  153,446
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    89.87%      120.50%       78.42%      165.34%      122.11%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Financial Highlights (continued)
                                                                                      Class I
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                            September 30,          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $     7.82    $    4.77   $     8.06   $     9.86   $    29.81
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net***                                (.05)        (.09)        (.07)        (.10)        (.11)
           Realized and unrealized gain (loss)--net              (1.25)         3.14       (3.22)       (1.70)      (18.99)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                      (1.30)         3.05       (3.29)       (1.80)      (19.10)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain--net                                                 --           --           --           --        (.85)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     6.52   $     7.82   $     4.77   $     8.06   $     9.86
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                (16.62%)++       63.94%     (40.82%)     (18.26%)     (65.82%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.66%*        1.60%        1.69%        1.42%        1.17%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                (1.35%)*      (1.31%)      (1.30%)      (1.05%)       (.53%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  164,292   $  219,677   $  144,992   $  272,576   $  339,412
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    89.87%      120.50%       78.42%      165.34%      122.11%
                                                             ==========   ==========   ==========   ==========   ==========


             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Financial Highlights (concluded)
                                                                                             Class R

The following per share data and ratios have been derived                      For the Six     For the      For the Period
from information provided in the financial statements.                         Months Ended   Year Ended  January 3, 2003++
                                                                              September 30,   March 31,      to March 31,
Decrease in Net Asset Value:                                                       2004          2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                               $       7.52    $       4.57     $       4.92
                                                                              ------------    ------------     ------------
           Investment loss--net***                                                   (.06)           (.13)            (.01)
           Realized and unrealized gain (loss)--net                                 (1.21)            3.08            (.34)
                                                                              ------------    ------------     ------------
           Total from investment operations                                         (1.27)            2.95            (.35)
                                                                              ------------    ------------     ------------
           Net asset value, end of period                                     $       6.25    $       7.52     $       4.57
                                                                              ============    ============     ============

Total Investment Return**

           Based on net asset value per share                                  (16.89%)+++          64.55%       (7.11%)+++
                                                                              ============    ============     ============

Ratios to Average Net Assets

           Expenses                                                                 2.19%*           2.10%           2.17%*
                                                                              ============    ============     ============
           Investment loss--net                                                   (1.85%)*         (1.81%)         (1.46%)*
                                                                              ============    ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                           $        844    $        472      $   --+++++
                                                                              ============    ============     ============
           Portfolio turnover                                                       89.87%         120.50%           78.42%
                                                                              ============    ============     ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

         +++++ Amount is less than $1,000.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. general accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



Notes to Financial Statements (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



Notes to Financial Statements (continued)


MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund not exceeding $1 billion, 0.95% of the average daily net assets of the Fund in excess of $1 billion but not exceeding $2 billion and 0.90% of the average daily net assets in excess of $2 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .75%
Class C                              .25%               .75%
Class R                              .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended September 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                     FAMD             MLPF&S

Class A                           $ 1,008            $16,948
Class I                           $    39            $   551


For the six months ended September 30, 2004, MLPF&S received contingent deferred sales charges of $49,548 and $2,259 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six moths ended September 30, 2004, MLIM, LLC received $12,627 in securities lending agent fees.

In addition, MLPF&S received $374,806 in commissions on the execution of portfolio security transactions for the Fund for the six months ended September 30, 2004.

For the six months ended September 30, 2004, the Fund reimbursed
MLIM $6,018 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



Notes to Financial Statements (continued)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2004 were $457,966,800 and $538,648,345, respectively.

Transactions in call options written for the six months ended
September 30, 2004 were as follows:


                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options written,
   beginning of period                    26,794    $     1,291,005
Options written                            8,610          1,104,817
Options closed                          (27,392)        (1,697,400)
Options expired                          (1,612)           (62,865)
                                   -------------    ---------------
Outstanding call options written,
   end of period                           6,400    $       635,557
                                   =============    ===============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $64,841,985 and $106,258,288 for the six months ended September 30, 2004 and for the year ended March 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
September 30, 2004                        Shares             Amount

Shares sold                              321,965    $     2,185,170
Automatic conversion of shares           763,618          5,328,908
                                  --------------    ---------------
Total issued                           1,085,583          7,514,078
Shares redeemed                      (2,086,740)       (14,105,995)
                                  --------------    ---------------
Net decrease                         (1,001,157)    $   (6,591,917)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            1,814,028    $    12,502,697
Automatic conversion of shares         1,834,486         12,864,408
                                  --------------    ---------------
Total issued                           3,648,514         25,367,105
Shares redeemed                      (5,196,672)       (36,583,004)
                                  --------------    ---------------
Net decrease                         (1,548,158)    $  (11,215,899)
                                  ==============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
September 30, 2004                        Shares             Amount

Shares sold                              694,454    $     4,555,881
Shares redeemed                      (4,826,915)       (31,171,025)
Automatic conversion of shares         (799,408)        (5,328,908)
                                  --------------    ---------------
Net decrease                         (4,931,869)    $  (31,944,052)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            4,619,935    $    29,764,623
Shares redeemed                     (12,253,447)       (81,674,365)
Automatic conversion of shares       (1,908,427)       (12,864,408)
                                  --------------    ---------------
Net decrease                         (9,541,939)    $  (64,774,150)
                                  ==============    ===============


Class C Shares for the
Six Months Ended                                             Dollar
September 30, 2004                        Shares             Amount

Shares sold                              115,290    $       762,232
Shares redeemed                      (1,232,355)        (7,975,166)
                                  --------------    ---------------
Net decrease                         (1,117,065)    $   (7,212,934)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                              950,656    $     6,234,682
Shares redeemed                      (2,975,239)       (19,820,832)
                                  --------------    ---------------
Net decrease                         (2,024,583)    $  (13,586,150)
                                  ==============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
September 30, 2004                        Shares             Amount

Shares sold                              989,979    $     6,860,020
Shares redeemed                      (3,871,070)       (26,458,220)
                                  --------------    ---------------
Net decrease                         (2,881,091)    $  (19,598,200)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            6,905,738    $    47,816,845
Shares redeemed                      (9,207,312)       (64,988,146)
                                  --------------    ---------------
Net decrease                         (2,301,574)    $  (17,171,301)
                                  ==============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
September 30, 2004                        Shares             Amount

Shares sold                              140,509    $       945,928
Shares redeemed                         (68,344)          (440,810)
                                  --------------    ---------------
Net increase                              72,165    $       505,118
                                  ==============    ===============



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



Notes to Financial Statements (concluded)


Class R Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                               80,301    $       622,329
Shares redeemed                         (17,465)          (133,117)
                                  --------------    ---------------
Net increase                              62,836    $       489,212
                                  ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the six months ended September 30, 2004, the Fund charged redemption fees of $2,154.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended September 30, 2004.


6. Capital Loss Carryforward:
On March 31, 2004, the Fund had a net capital loss carryforward of $1,230,284,041, of which $2,823,304 expires in 2006, $40,970,523 expires in 2008, $37,623,208 expires in 2009, $918,433,560 expires in 2010, $226,710,557 expires in 2011 and $3,722,889 expires in
2012. This amount will be available to offset like amounts of any future taxable gains.


7. Commitments:
At September 30, 2004, the Fund entered into a foreign exchange contract under which it had agreed to purchase a foreign currency with an approximate value of $1,056,000.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Technology Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Technology Fund, Inc.


Date: November 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Technology Fund, Inc.


Date: November 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: November 19, 2004